Exhibit 10.17

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is both (i) not material and (ii) information that the registrant customarily and actually treats as private or confidential.

ASSIGNMENT AND ASSUMPTION OF WRITER AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF WRITER AGREEMENT (this "Assignment") is made as of April 4, 2026 (the "Effective Date"), by and between HKCorp LA, Inc. a California corporation with its principal place of business at 937 Palms Blvd., Los Angeles, CA 90291 ("Assignor"), and Ambitious Entertainment, Inc., a Nevada corporation with its principal place of business at 12 Water St., Suite 604, Vancouver, BC, Canada V6B 1A5 ("Assignee"). The parties may jointly be referred to hereafter as Parties, or singularly as a Party.

1. RECITALS

(a)Assignor is a party to that certain writer agreement dated June 23, 2023, by and between Adam Rose Entertainment, Inc. ("Lender"), f/s/o Adam Rose ("Artist"), and Assignor (the "Writer Agreement"), pursuant to which Artist agreed to render writing services in connection with the theatrical motion picture currently entitled "CANCEL ME" aka "15 minutes" (the "Picture").

(b)Assignor and Assignee are parties to that certain Termination, Assignment, and Executive Producer Agreement dated January 15, 2026 (the "Underlying Agreement"), which authorizes this Assignment.

(c)Assignor desires to assign to Assignee, and Assignee desires to accept, all rights and obligations under the Writer Agreement.

2. ASSIGNMENT

(a)Subject to Assignee's compliance with the Underlying Agreement, and further subject to Assignor's retention of the exclusive rights to develop and produce one or more French language versions based on the Picture as granted and further defined in the Underlying Agreement, Assignor irrevocably assigns to Assignee all of Assignor's right, title, and interest in and to the Writer Agreement, including:

(i) all rights in and to the services of Artist described therein;

(ii) all results and proceeds of such services inclusive of all rights to the Concept and Script as described in the Writer Agreement;

(iii) all rights in and to the Picture arising therefrom; and

(iv) all related claims and enforcement rights.

(b)All benefits under the Writer Agreement from and after the Effective Date shall inure to Assignee with the understanding between the parties that in terms of computing the term of the Writing Agreement, the Script was delivered on June 4, 2025, which provides the Assignee two years from that date, June 4, 2027 to greenlight the Picture for production.

3. ASSUMPTION OF OBLIGATIONS

(a)Assignee hereby assumes and agrees to perform all obligations of Assignor to

Lender and Artist under the Writer Agreement from and after the Effective Date. It is understood and agreed that the initial writing fee of [redacted] has been fully paid by

Assignor, and that Assignee shall be fully responsible for any subsequent payments to as mandated by the Writer Agreement on a going forward basis.

(b)Assignee shall not be responsible for any breach occurring prior to the Effective Date.

(c)From and after the Effective Date, Assignee shall be deemed the "Company" under the Writer Agreement.

4. NON-WGA STATUS

(a)The parties acknowledge that this Assignment is not intended to subject Assignee to any obligations under any collective bargaining agreement, including without limitation the Writers Guild of America Basic Agreement.

(b)Nothing herein shall be deemed to require Assignee to become a signatory to any guild agreement or to assume any guild-related obligations unless expressly agreed in writing.

5. REPRESENTATIONS AND WARRANTIES

(a) The Writer Agreement is in full force and effect.

(b) Assignor has not assigned or encumbered the Writer Agreement.

(c) No known material breach exists.

(d) The Writer Agreement is free of liens created by Assignor.

6. FURTHER ASSURANCES

Assignor shall execute and deliver such further documents and take such further actions that are consistent with the Underlying Agreement as may be reasonably required to effectuate the purposes of this Assignment, including but not limited to the execution of a customary short form assignment in a mutually approved form and format.

7. INDEMNIFICATION

(a)

(b) Assignee shall indemnify Assignor for claims relating to this Agreement. .

8. MISCELLANEOUS

(a) Governing Law. This Agreement, and any claim, controversy, or dispute arising out of or relating to this Agreement or the transactions contemplated hereby, whether in contract, tort, or otherwise, shall be governed by, construed, and enforced in accordance with the laws of the State of California, without regard to its conflict-of-laws principles. Any dispute arising hereunder shall be submitted to binding

arbitration administered by the Independent Film & Television Alliance (IFTA) in Los Angeles, California. The arbitration shall be conducted before a single arbitrator experienced in film and entertainment matters, and the prevailing party shall be entitled to reasonable attorneys' fees and costs. (b) Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous negotiations, discussions, agreements, understandings, representations, and warranties, whether oral or written, between the parties relating to such subject matter. Each party acknowledges that it has not relied upon any statement, representation, warranty, or agreement of the other party except as expressly set forth herein.

(c) Amendments. This Agreement may not be amended, modified, or supplemented except by a written instrument specifically referencing this Agreement and executed by duly authorized representatives of all parties hereto. No course of dealing or usage of trade shall be used to modify, supplement, or explain any term of this Agreement.

(d) Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures transmitted by electronic means, including without limitation PDF, DocuSign, or other electronic signature platforms, shall be deemed to have the same legal effect as original handwritten signatures and shall be binding upon the parties.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, and legal representatives. No party may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other party, except that Company may assign this Agreement, in whole or in part, to any affiliated entity, financing party, distributor, or successor in interest, whether by merger, consolidation, sale of assets, or otherwise, without the consent of the other party.

(f) Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, is held to be invalid, illegal, or unenforceable to any extent by a court of competent jurisdiction, such provision shall be deemed modified to the minimum extent necessary to make it valid, legal, and enforceable, or if such modification is not possible, severed from this Agreement, and the remaining provisions shall continue in full force and effect without being impaired or invalidated in any way.

(g) Waiver. No waiver of any provision of this Agreement, or of any breach or default hereunder, shall be effective unless set forth in a written instrument signed by the party against whom such waiver is sought to be enforced. No waiver of any breach or default shall be deemed to be a waiver of any preceding or subsequent breach or default. The failure or delay of any party at any time to require performance by the other party of any provision of this Agreement shall not affect the right to require such performance at any later time.

(h) This Agreement is not meant to alter the Underlying Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Underlying Agreement, the Underlying Agreement shall prevail.

(Signatures on page to follow)

In Witness Whereof, this Agreement is executed effective as of the date first written above.

ASSIGNOR:
HKCORP LA, INC.

By: ______________________
Name: Lorne Hiltser
Title: COO

ASSIGNEE:
AMBITIOUS ENTERTAINMENT, INC.

By: ______________________
Name: Kirk Shaw
Title: Copresident